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                              FIFTH AMENDMENT
                           TO AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


   Fifth Amendment dated as of July 1, 1996 to Amended and Restated Revolving Credit Agreement (the "Fifth Amendment"), by and among AVID TECHNOLOGY, INC., a Delaware corporation (the "Borrower"), THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Amended and Restated Revolving Credit Agreement dated as of June 30, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

   WHEREAS, the Borrower, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fifth Amendment;

   NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

   Section 1. Amendment to Section 1 of the Credit Agreement. The definition of "Majority Banks" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

         MAJORITY BANKS. As of any date, (a) if there are less than three (3) Banks on such date, all Banks and (b) if there are three (3) or more Banks on such date, the Banks holding at least sixty percent (60%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Banks whose aggregate Commitments constitutes at least sixty percent (60%) of the Total Commitment.


   Section 2. Conditions to Effectiveness. This Fifth Amendment shall not become effective until the Agent receives a counterpart of this Fifth Amendment executed by the Borrower, the Banks and the Agent.

   Section 3. Representations and Warranties. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 5 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Fifth Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower.

   Section 4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fifth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

   Section 5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

   Section 6. Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

   Section 7. Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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   IN WITNESS WHEREOF,  the parties hereto have executed this Fifth Amendment as a document under seal as of the date first above written.

                              AVID TECHNOLOGY, INC.



                              By: /S/ C. EDWARD HAZEN
                              Title:  Treasurer


                              THE FIRST NATIONAL BANK OF BOSTON,
                              individually and as Agent



                              By: /S/ TENA C. LINDENAUER
                              Title:  Director


                              ABN AMRO BANK N.V.
                              BOSTON BRANCH
                              BY:  ABN AMRO NORTH AMERICA, INC., AS AGENT



                              By: /S/ CAROL A. LEVINE
                              Title:   Senior  Vice   President  and  Managing
                                        Director

                              By: /S/ BRIAN M. HORGAN
                              Title: Assistant Vice President